Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Douglas W. Pagán, certify that:

1.	I have reviewed this Form 10-Q/A of Paratek Pharmaceuticals, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ DOUGLAS W. PAGAN

Douglas W. Pagán
Chief Financial Officer
December 3, 2015